Max Berueffy

Senior Counsel

Writer’s Direct Number: (205) 268-3581

Facsimile Number: (205) 268-3597

Toll-Free Number: (800) 627-0220

May 4, 2020

VIA EDGAR

U.S. Securities and Exchange Commission

450 Fifth Street, N.W.

Washington, D.C. 20549

RE:                          Protective Life Insurance Company

Protective Variable Annuity Separate Account

Protective Variable Annuity, Investors Series

Filing Pursuant to Rule 497(j) for

File No. 333-190294; 811-8108

Commissioners:

On behalf of  Protective Life Insurance Company and Protective Variable Annuity Separate Account, I hereby certify, pursuant to Rule 497(j) under the Securities Act of 1933, as amended, (the “Securities Act”) that the Statement of Additional Information (“SAI”) does not differ from the SAI contained in Post- Effective Amendment No. 11 for Protective Variable Annuity Separate Account as filed with the Commission on April 27, 2020 via EDGARLINK.

With respect to the Prospectus, dated April 27, 2020, being used in connection with the offering of the “Protective Variable Annuity, Investors Series”, a variable annuity contract, a definitive form of the Prospectus is being filed pursuant to Rule 497(c) under the Securities Act.

Please do not hesitate to call me at (800) 627-0220 if you have any questions.

Sincerely,

/s/ Max Berueffy

Max Berueffy

PROTECTIVE LIFE INSURANCE COMPANY

P.O. Box 10648
Birmingham, Alabama 35202-0648
Telephone: 1-800-456-6330

STATEMENT OF ADDITIONAL INFORMATION
PROTECTIVE VARIABLE ANNUITY SEPARATE ACCOUNT
A FLEXIBLE PREMIUM
DEFERRED VARIABLE AND FIXED ANNUITY CONTRACT

This Statement of Additional Information contains information in addition to the information described in the Prospectus for the individual flexible premium deferred variable and fixed annuity contract (the "Contract") offered by Protective Life Insurance Company. This Statement of Additional Information is not a Prospectus. It should be read only in conjunction with the Prospectuses for the Contract and the Funds. The Prospectus for the Contract is dated May 1, 2020. You may obtain a copy of the Prospectus by writing or calling us at our address or phone number shown above.

THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2020.

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

Page
SAFEKEEPING OF ACCOUNT ASSETS	1
STATE REGULATION	1
RECORDS AND REPORTS	1
LEGAL MATTERS	1
EXPERTS	1
OTHER INFORMATION	2
FINANCIAL STATEMENTS	2

SAFEKEEPING OF ACCOUNT ASSETS

Title to the assets of the Variable Account is held by Protective Life. The assets are kept physically segregated and held separate and apart from the Company's General Account assets and from the assets in any other separate account.

Records are maintained of all purchases and redemptions of Fund shares held by each of the Sub-Accounts.

The officers and employees of Protective Life are covered by an insurance company blanket bond issued in the amount of $50 million dollars. The bond insures against dishonest and fraudulent acts of officers and employees.

STATE REGULATION

Protective Life is subject to regulation and supervision by the Department of Insurance of the State of Tennessee which periodically examines its affairs. It is also subject to the insurance laws and regulations of all jurisdictions where it is authorized to do business. Where required, a copy of the Contract form has been filed with, and, if applicable, approved by, insurance officials in each jurisdiction where the Contracts are sold. Protective Life is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

RECORDS AND REPORTS

Protective Life will maintain all records and accounts relating to the Variable Account. As presently required by the 1940 Act and regulations promulgated thereunder, reports containing such information as may be required under the Act or by any other applicable law or regulation will be sent to Owner(s) periodically at the last known address.

LEGAL MATTERS

Eversheds Sutherland (US) LLP of Washington, D. C. has provided advice on certain matters relating to the federal securities laws.

EXPERTS

The consolidated financial statements of Protective Life Insurance Company as of December 31, 2019 and for the year then ended have been included herein in this Statement of Additional Information in reliance upon the report of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The financial statements of the Subaccounts which comprise The Protective Variable Annuity Separate Account as of December 31, 2019 and for the year then ended, have been included herein in this Statement of Additional Information in reliance upon the report of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

The business address for KPMG LLP is 420 20th Street North, Suite 1800, Birmingham, Alabama 35203.

The financial statements of the Sub-Accounts of The Protective Variable Annuity Separate Account for the year ended December 31, 2018 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

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The consolidated financial statements of Protective Life Insurance Company as of December 31, 2018 and for each of the two years in the period ended December 31, 2018 included in this SAI have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The principal business address of PricewaterhouseCoopers LLP is 569 Brookwood Village Suite 851, Birmingham, Alabama 35209.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933, as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC at 100 F Street, N.E., Washington, D.C. 20549.

FINANCIAL STATEMENTS

The audited statements of assets and liabilities of the Sub-Accounts of The Protective Variable Annuity Separate Account as of December 31, 2019 and 2018, and the related statements of operations and of changes in net assets for each of the periods presented as well as the Reports of Independent Registered Public Accounting Firms are contained herein.

The audited consolidated balance sheets for Protective Life as of December 31, 2019 and 2018 and the related consolidated statements of income, comprehensive income (loss), shareowner's equity and cash flows for the three years in the period ended December 31, 2019 as well as the Reports of Independent Registered Public Accounting Firms are contained herein. Protective Life's consolidated financial statements should be considered only as bearing on its ability to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in The Protective Variable Annuity Separate Account.

Financial Statements follow this page.

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